UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 25, 2012 (January 25, 2012)
Date of Report (Date of earliest event reported)

MEDGENICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, Suite 365

San Francisco, California 94104

(Address of principal executive offices, zip code)

(415) 568-2245
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

On January 25, 2012, Medgenics, Inc. (the “Company”) issued a press release announcing that its Board of Directors has set the close of business on March 2, 2012 as the record date for stockholders entitled to receive notice of, and to vote at, the Company’s 2012 Annual Meeting of Stockholders, which is currently anticipated to be held on April 3, 2012 in New York, New York. Because the date of the 2012 Annual Meeting of Stockholders will occur more than 30 days before the anniversary of the Company’s prior annual meeting of stockholders (held on September 7, 2011), the Company has set new deadlines for the receipt of stockholder proposals and related matters as outlined below.

The Company also announced that the deadline for submitting stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 has been set at February 24, 2012, which the Company believes is a reasonable time before it begins to print and send proxy materials.  In order for a stockholder proposal to be considered for inclusion in the proxy statement, it must be received by the Company on or prior to the close of business on February 24, 2012 at its principal executive offices at 555 California Street, Suite 365, San Francisco, California 94104.  Furthermore, in order to be considered “timely” for the purposes of Rule 14a-4(c) under the Securities Exchange Act of 1934 (relating to the circumstances under which a proxy may confer discretionary authority to vote on certain matters), notices of stockholder proposals or director nominations intended to be presented at the 2012 Annual Meeting of Stockholders must also be received on or prior to the close of business on February 24, 2012 at the same address. These notices and stockholder proposals should be sent to the attention of Eugene A. Bauer, M.D., Executive Chairman of the Board.

Stockholders should understand that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, if applicable, and any applicable requirements of our bylaws and Delaware law, and may be omitted if not in compliance with all applicable requirements.

A copy of the press release dated January 25, 2012 is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Medgenics, Inc. Press Release dated January 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDGENICS, INC.
By:	/s/	Phyllis K. Bellin
	Name:	Phyllis K. Bellin
	Title:	Vice President – Administration

 Date: January 25, 2012